ACKNOWLEDGMENT AND REAFFIRMATION


                  The  undersigned,   FAMILY  BARGAIN  CORPORATION,  a  Delaware
corporation ("FBC") acknowledges:

                  1. FBC is a party to that certain Standstill and Subordination
Agreement (re: Affiliate Debt) dated as of July 11, 1994, as amended by that certain Amendment No. 1 to Standstill and Subordination Agreement dated as of March 31, 1995, and that certain Amendment No. 2 to Standstill and Subordination Agreement dated as of July 27, 1995 (as amended, the "Affiliate Debt Subordination Agreement").

                  2. FBC is a party to that certain Subordination and Standstill Agreement dated October 14, 1993, as amended by that certain Amendment No. 1 to Standstill and Subordination Agreement dated as of July 11, 1994, as amended by that certain Amendment No. 2 to Standstill and Subordination Agreement dated as of March 31, 1995, and that certain Amendment No. 3 to Standstill and Subordination Agreement dated as of July 27, 1995 (as amended, the "Management Fees Subordination Agreement").

                  3. FBC is a party to that certain Intercreditor, Standstill and Subordination Agreement dated as of October 14, 1993, originally executed by and among Greyhound Financial Capital Corporation, Westinghouse Electric Corporation, Guilford Investments, Inc. and General Textiles, as amended by that certain Amendment No. 1 to Intercreditor, Standstill and Subordination Agreement dated as of July 11, 1994, that certain Amendment No. 2 to Intercreditor, Standstill and Subordination Agreement dated as of March 31, 1995, and that certain Amendment No. 3 to Intercreditor, Standstill and Subordination Agreement dated as of July 27, 1995 (as amended, the "Intercreditor Agreement").

                  4. FBC is a party to that certain Subordination and Standstill Agreement (re: 6.35MM Debt) dated as of May 30, 1997 (the "6.35MM Debt Subordination Agreement").

                  5. FBC is a party to that certain Standstill and Subordination Agreement dated as of November 10, 1995 (the "F2U Subordination Agreement").

                  6. FINOVA Capital Corporation, successor by merger and name change to Greyhound Financial Capital Corporation ("FINOVA") is also a party to the Affiliate Debt Subordination Agreement, Management Fees Subordination Agreement, Intercreditor Agreement, 6.35MM Debt Subordination Agreement and F2U Subordination
Agreement.

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

                  7. FBC has received a copy of that certain Loan and Security Agreement dated as of October 14, 1993, by and between FINOVA and General
Textiles, a California corporation, and each amendment thereto, including without limitation, that certain Amendment No. 10 to Loan and Security Agreement and Waiver of even date herewith.

                  8. FBC has received a copy of that certain Loan and Security Agreement dated as of November 10, 1995, by and between FINOVA and Factory 2-U, Inc., an Arizona corporation, and each amendment thereto, including without limitation that certain Amendment No. 7 to Loan and Security Agreement and Waiver of even date herewith.

                  9. Each of the Affiliate Debt Subordination Agreement, Management Fees Subordination Agreement, Intercreditor Agreement, 6.35MM Debt Subordination Agreement and F2U Subordination Agreement remains in effect and FBC re-states and confirms each term thereof, notwithstanding the terms of the Amendment.

                  10. FBC restates and confirms each of FBC's representations and warranties set forth in each of the Affiliate Debt Subordination Agreement, Management Fees Subordination Agreement, Intercreditor Agreement, 6.35MM Debt Subordination Agreement and F2U Subordination Agreement as if made on the date hereof.

                  Executed as of this 24th day of September, 1997.

                           FAMILY BARGAIN CORPORATION


                           By: /s/ Jonathan W. Spatz
                                Name:  Jonathan W. Spatz
                                Title: Executive Vice President

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